UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2012 (December 11, 2012)

LIFEPOINT HOSPITALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51251	20-1538254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

103 Powell Court Brentwood, Tennessee	37027
(Address of principal executive offices)	(Zip Code)

(615) 372-8500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 11, 2008, LifePoint Hospitals, Inc. (the “Company”), through its wholly-owned subsidiary LifePoint CSGP, LLC (now known as HSCGP, LLC), entered into an Amended and Restated Executive Severance and Restrictive Covenant Agreement with William F. Carpenter III, in connection with Mr. Carpenter’s service as the Company’s Chief Executive Officer and President (the “Carpenter Agreement”).  The Carpenter Agreement was amended on December 11, 2012 to better ensure compliance with Section 409A of the Internal Revenue Code of 1986, as amended.  The principal amendments provide that certain amounts payable to Mr. Carpenter in the event he is terminated without cause (as defined) would be paid in a single installment and update provisions relating to continued health care coverage benefits following termination, so as to ensure that no penalties would be incurred by the Company under the Patient Protection and Affordable Care Act.  A copy of the amended Carpenter Agreement is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01                   Other Events.

Pursuant to its existing stock repurchase program, previously announced on September 16, 2011, the Company may repurchase shares through open market purchases or privately negotiated transactions in accordance with its senior credit facility and with applicable federal securities laws, including Rule 10b-18 of the Securities Exchange Act of 1934 as amended (the “Act”).

On December 14, 2012, the Company finalized and entered into a trading plan in accordance with Rule 10b5-1 under the Act (the “Plan”), to facilitate repurchases of its common stock during its blackout period (on or after December 17, 2012) if price targets in the Plan are met while the Plan is in place.

The Plan will expire at the close of business on February 19, 2013, unless terminated earlier in accordance with its terms.

The Company does not retain or exercise any discretion over purchases of common stock under the Plan.

Because repurchases under the Plan, if any, are subject to certain pricing parameters, there is no guarantee as to the exact number of shares that will be repurchased under the Plan.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

10.1            First Amendment to the Amended and Restated Executive Severance and Restrictive Covenant Agreement, dated December 11, 2012, by and between HSCGP, LLC and William F. Carpenter III.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.

By:	/s/ Paul D. Gilbert
Name:	Paul D. Gilbert
Title:	Executive Vice President and Chief
Legal Officer

Date: December 17, 2012